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                                                                    EXHIBIT 10.4

                             CAVCO INDUSTRIES, INC.

                        RESTRICTED STOCK AWARD AGREEMENT

                  THIS RESTRICTED STOCK AWARD AGREEMENT ("Award Agreement") is made as of the 7th day of July, 2003, by and between Cavco Industries, Inc., a Delaware corporation (the "Company"), and Joseph H. Stegmayer (the "Grantee").

                  The Company and the Grantee therefore agree as follows:

                  1. GRANT OF RESTRICTED STOCK. Effective as of July 7, 2003 (the "Grant Date"), the Company has awarded to the Grantee a total of 55,096 shares of the common stock, par value $.01 per share ("Common Stock"), subject to the conditions and restrictions set forth below (the "Restricted Stock").

                  2. DEFINITIONS. For purposes of this Award Agreement:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Breach" has the meaning set forth in the Employment Agreement.

                  (c) "Committee" means (i) the Board, during any period in which there shall be no Compensation Committee of the Board comprised of two or more nonemployee directors or during any other period during which the Board elects to exercise the authority of the Committee, or
         (ii) the Compensation Committee of the Board, during all other periods.

                  (d) "Disability" has the meaning set forth in the Employment Agreement.

                  (e) "Employment Agreement" means the Employment Agreement, dated as of June 30, 2003, between the Company and the Grantee.

                  (f) "Service" means employment with the Company or any of its subsidiaries.

                  (g) "Restricted Period" means the period commencing on the Grant Date and ending on the date that the Grantee obtains a vested right to all of the Total Restricted Shares (and the restrictions thereon terminate) in accordance with Paragraph 3.

                  (h) "Termination for Cause" has the meaning set forth in the Employment Agreement.


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                  (i) "Total Restricted Shares" means the total number of shares of Restricted Stock that are the subject of this Award on the Grant
         Date.

                  3. VESTING.

                  (a) The Grantee shall become vested with respect to 25% of the Total Restricted Shares on the Grant Date and an additional 25% of the Total Restricted Shares on each of the first, second and third anniversaries of the Grant Date; provided, however, that the Grantee must be in continuous Service from the Grant Date through the date of the applicable anniversary in order to vest in shares of Restricted Stock as to which the Grantee would otherwise vest on such anniversary. In the event that any day on which the Grantee would otherwise obtain a vested right to additional shares of Restricted Stock is a Saturday, Sunday or holiday, the Grantee shall instead obtain that vested right on the first business day immediately following such date. The foregoing provisions of this Paragraph 3(a) are subject to the provisions below, addressing events that may result in early termination of the Restricted Period or forfeiture of the Grantee's interest in all or part of the Restricted Stock.

                  (b) All of the Total Restricted Shares shall fully vest, regardless of the limitations set forth in subparagraph (a) above, in the event of the Grantee's termination of Service, other than as a result of a Termination for Cause, a voluntary resignation of the Grantee when there is no uncured Breach by the Company of the Employment Agreement, Disability or Death; provided, however, that the Grantee has been in continuous Service since the Grant Date.

                  (c) In the event of a termination of Service as a result of a Termination for Cause, a voluntary resignation of the Grantee when there is an uncured Breach by the Company of the Employment Agreement, Disability or death, this Award Agreement shall immediately terminate, to the extent not theretofore vested, and be of no force and effect and all Restricted Stock awarded to the Grantee that has not previously vested shall be forfeited.

                  4. RESTRICTIONS. Restricted Stock shall constitute issued and outstanding shares of common stock for all corporate purposes. The Grantee will have the right (a) to vote such Restricted Stock, (b) to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Stock and (c) to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock; except, that (i) the Grantee will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restricted Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived,
(ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restricted Period as provided in Paragraph 8, (iii) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such


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Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account, (iv) the Grantee may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions or the Grantee's interest in any of them during the Restricted Period, and (v) a breach of any restrictions, terms or conditions provided in this Award Agreement or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  5. COMPLETION OF THE RESTRICTED PERIOD. On the vesting date with respect to any shares of Restricted Stock, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Stock shall become vested and (b) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that shall not become vested shall be forfeited to the Company and the Grantee shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

                  6. NO CODE SECTION 83(B) ELECTION. The Grantee shall not make an election, under Section 83(b) of the Internal Revenue Code of 1986, as amended, to include an amount in income in respect of the Restricted Stock.

                  7. SALE OF RESTRICTED STOCK. The Grantee agrees that the Grantee shall not sell, transfer or dispose of the Restricted Stock and that the Company shall not be obligated to deliver any shares of common stock if counsel to the Company determines that such sale, transfer, disposition or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association or automated quotation system upon which the common stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the delivery of shares of common stock to comply with any such law, rule, regulation or agreement.

                  8. ESCROW OF SHARES. Shares of Restricted Stock shall be, at the election of the Committee, either (a) registered in book entry form, (b) registered in the name of the Grantee and deposited with the Secretary of the Company or (c) held in nominee name for the benefit of the Grantee during the Restricted Period, in any case, if the Company requests, together with a stock power endorsed by the Grantee in blank. Any certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in this Award Agreement. Upon termination of the Restricted Period with respect to shares of Restricted Stock, a



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certificate representing such shares shall be delivered upon written request to the Grantee as promptly as is reasonably practicable following such termination.

                  9. BENEFICIARY DESIGNATIONS. The Grantee shall file with the Committee on the form appended to this Award Agreement as Exhibit A or such other form as may be prescribed by the Company, a designation of one or more beneficiaries (each, a "Beneficiary") to whom shares otherwise due to the Grantee shall be distributed in the event of the death of the Grantee while in the Service of the Company. The Grantee shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Committee. If any designated Beneficiary survives the Grantee but dies before receiving all of the Grantee's benefits hereunder, any remaining benefits due the Grantee shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file with the Committee at the time of the Grantee's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Grantee, the payment of any remaining benefits shall be made to the Grantee's estate.

                  10. NONALIENATION OF BENEFITS. Except as contemplated by Paragraph 9 above, and other than pursuant to a qualified domestic relations order, no right or benefit under this Award Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Grantee or the Grantee's Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Paragraph 9 above or other than pursuant to a qualified domestic relations order, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

                  11. PREREQUISITES TO BENEFITS. Neither the Grantee nor any person claiming through the Grantee shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Award Agreement which affect the Grantee or such other person shall have been complied with as specified herein.

                  12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Grantee (or Beneficiary) shall have all rights as a stockholder with respect to the shares of the Restricted Stock once such shares have been registered in the Grantee's name or issued for the benefit of the Grantee hereunder.

                  13. CERTAIN CORPORATE TRANSACTIONS; ADJUSTMENTS. The existence of this Agreement or the award of the Restricted Stock made hereunder shall not affect



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in any manner the right and power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above. The Committee, in its sole discretion, may (but shall not be obligated to) make appropriate adjustments to the number of shares of Restricted Stock or any other terms applicable to the award made pursuant to this Agreement upon the occurrence of
(i) a reclassification, subdivision or combination of the Company's common stock, (ii) a dividend, stock split or any distribution to holders of the Company's common stock payable in shares of the Company's common stock or other securities or property or (iii) a recapitalization or capital reorganization of the Company, a merger, consolidation or the adoption of a plan of exchange affecting the Common Stock; provided, however, that any such adjustment shall only be made as necessary to maintain the proportionate interest of the Grantee and preserve, without increasing, the value of the award made hereunder.

                  14. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Award Agreement shall be in writing and shall be delivered personally or by first class mail, postage prepaid and addressed, to the following address:

                                   Cavco Industries, Inc.
                                   Attention:  Secretary
                                   1001 North Central
                                   Suite 800
                                   Phoenix, Arizona  85004

Any notice or other communication to the Grantee with respect to this Award Agreement shall be in writing and shall be delivered personally or shall be sent by first class mail, postage prepaid, to the Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

                  15. AMENDMENT. This Award Agreement may be supplemented or amended from time to time as approved by the Committee, provided, however, that an amendment shall not adversely affect the rights of the Grantee with respect to the award of Restricted Stock evidenced hereby without the Grantee's written consent.

                  16. GRANTEE SERVICE. Nothing contained in this Award Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the Service of the Company.


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                  17. SUCCESSORS AND ASSIGNS. This Award Agreement shall bind and enure to the benefit of and be enforceable by the Grantee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Grantee may not assign any rights or obligations under this Award Agreement except to the extent and in a manner expressly provided herein.

                  18. GOVERNING LAW. This Award Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Arizona to the extent not preempted by federal law.

                  19. CONSTRUCTION. References in this Award Agreement to "this Award Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits appended hereto. The headings of the Paragraphs of this Award Agreement have been included for convenience of reference only and are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof. All decisions of the Committee regarding this Award Agreement shall be conclusive.

                  20. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Award Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                  21. ENTIRE AGREEMENT. The Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Award Agreement contains the entire agreement between the parties hereto with respect to the Restricted Stock granted herein and replaces and makes null and void any prior agreements, oral or written, between the Grantee and the Company regarding the Restricted Stock awarded herein.

                  22. GRANTEE ACCEPTANCE. The Grantee shall signify acceptance of the terms and conditions of this Award Agreement by signing in the space provided at the end hereof and returning an executed copy to the Company.

                                       CAVCO INDUSTRIES, INC.

                                       By:  /s/ Sean K. Nolen
                                            ------------------------------------
                                            Name:  Sean K. Nolen
                                            Title:   Vice President and Chief
                                                     Financial Officer



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                                       ACCEPTED:

                                       /s/ Joseph H. Stegmayer
                                       -----------------------------------------
                                       Grantee:  Joseph H. Stegmayer




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                                  Exhibit A to Restricted Stock Award Agreement,
                                  dated as of July 7, 2003


                             CAVCO INDUSTRIES, INC.

                           DESIGNATION OF BENEFICIARY

                  I, Joseph H. Stegmayer (the "Grantee"), hereby declare that
upon my death                                 (the "Beneficiary") who resides at
             ---------------------------------

-------------------------------------------------------------------------------,
Street Address         City             State                         Zip Code

and is my                                               , shall be
         -----------------------------------------------
entitled to the Restricted Stock and all other rights accorded the Grantee by the above-referenced Restricted Stock Award Agreement (the "Award Agreement").

                  It is understood that this Designation of Beneficiary is made pursuant to the Award Agreement and is subject to the conditions stated therein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

                  It is further understood that all prior designations of beneficiary under the Award Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee and filed with the Company prior to the Grantee's death.


---------------------                                         ------------------
Date                                                          Grantee